                    ENGINE AND SPARE PARTS SECURITY AGREEMENT

     This ENGINE AND SPARE PARTS SECURITY AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this "Agreement") is entered into as of June 2, 2005, by and between HAWAIIAN AIRLINES, INC., a
Delaware corporation ("Grantor") and WELLS FARGO FOOTHILL, INC., a California
corporation, in its capacity as arranger and administrative agent for the below-defined Lender Group (in such capacity, together with its successors, if any, in such capacity, "Agent"), with reference to the following:

     WHEREAS, Hawaiian Holdings, Inc., a Delaware corporation, and Grantor are parties to that certain Credit Agreement, dated contemporaneously herewith (as amended, restated, supplemented or otherwise modified from time to time, the
"Credit Agreement"), with the Lender Group, pursuant to which the Lender Group has agreed to make certain financial accommodations to Grantor;

     WHEREAS, Grantor is a party to that certain Security Agreement, dated contemporaneously herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), with Agent, pursuant to which Grantor has granted to Agent, for the benefit of the Lender Group, a security interest in substantially all of its assets; and

     WHEREAS, to induce the Lender Group to make the financial accommodations provided to Grantor pursuant to the Credit Agreement, Grantor desires to pledge, grant, transfer, and assign to Agent, for the benefit of the Lender Group, a security interest in the below-defined Collateral to secure the payment and performance of the Secured Obligations, as provided herein.

     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Agent and Grantor agree as follows:

     1. DEFINITIONS AND CONSTRUCTION.

          1.1. DEFINITIONS. Each initially capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit
Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "Agent" has the meaning specified therefor in the preamble hereto.

          "Agreement" has the meaning specified therefor in the preamble hereto.

          "Bankruptcy Code" means title 11 of the United States Code, as in effect from time to time.

          "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Liens on any Collateral is governed by the
Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

          "Collateral" means and includes each and all of the following (subject to Section 2.1(b)):

          (i) the Engines;

          (ii) the Spare Parts;

          (iii) all right, title and interest of Grantor (in its capacity as a lessor or in a similar capacity) in and to any lease, rental agreement, charter agreement, or other agreement now or hereafter executed with respect to any
Engine or Spare Part, including, but not limited to, Grantor's right to receive, either directly or indirectly, from any party or person, any rents or other payments due under each such agreement;

          (iv) all purchase agreements, support agreements, and bills of sale with respect to any Engine or Spare Part;

          (v) all warranties, indemnities or agreements, express or implied, regarding title, materials, workmanship, design, specifications, performance, maintenance or patent infringement or otherwise in respect of any Engine or
Spare Part;

          (vi) all repair, maintenance and inventory records, logs, manuals and all other documents and materials similar thereto (including any such records, logs, manuals, documents and materials that are in electronic format or are computer print-outs or storage) at any time maintained, created or used by
Grantor in respect of any Engine or Spare Part (including all records, logs, documents, airworthiness releases, serviceability tags and other materials required at any time to be maintained by Grantor pursuant to the Grantor's
Maintenance Program); and

          (vii) all of the proceeds and products, whether tangible or intangible, of, and any general intangibles (including payment intangibles)
related to, any of the foregoing, including proceeds of insurance (exclusive of liability insurance) or commercial tort claims covering or relating to any or all of the foregoing, and any and all accounts, books, chattel paper, deposit accounts, equipment, general and payment intangibles, inventory, investment related property, negotiable collateral, supporting obligations, money, or other tangible or intangible property, in each case resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of
Grantor, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty

payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral.

          "Credit Agreement" has the meaning specified therefor in the recitals hereto.

          "Engines" means and includes each and all of the aircraft engines (as defined in Section 40102 of the Federal Aviation Act) whether now owned or hereafter acquired by Grantor, including those Engines identified on Schedule
1.1(E) annexed hereto, as such Schedule may be supplemented from time to time by a Supplemental Schedule thereto.

          "Event of Default" has the meaning specified therefor in Section 5 of this Agreement.

          "Event of Loss" means (a) the actual, constructive, compromised, arranged or agreed total loss of any Engines or Spare Parts, (b) the destruction or damage beyond economic repair of any Engine or Spare Part or any Engine or
Spare Part being rendered unfit for normal use by Grantor for any reason whatsoever and beyond economic repair, (c) any Engine or Spare Part being condemned, confiscated or requisitioned for use by any Governmental Authority for more than 30 days, or title thereto being requisitioned or otherwise compulsorily acquired by any Governmental Authority, (d) any Engine or Spare
Part being stolen, seized or lost for more than 30 days, or (e) the use of any
Engine or Spare Part by Grantor in its normal operations shall have been prohibited by any Governmental Authority for more than 6 months as a result of any rule, regulation, order or other action thereof.

          "Expendables" means those spare parts for which no FAA and original equipment manufacturer authorized refurbishment procedure exists or for which cost of repair or refurbishment would normally exceed that of replacement.

          "FAA" means and refers to the Federal Aviation Administration of the
United States Department of Transportation, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

          "FAA Release" has the meaning specified therefore in Section 2.5.

          "FARs" means the rules and regulations of the FAA, including as set forth in Title 14 of the Code of Federal Regulations.

          "Federal Aviation Act" shall mean Title 49 of the United States Code, as amended from time to time, together with all rules, regulations, procedures, orders, handbooks, guidelines and interpretations thereunder or related thereto.

          "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

          "Grantor" has the meaning specified therefor in the preamble hereto.

          "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

          "Lender Group" means, individually and collectively, each of the
Lenders and Agent.

          "Lenders" means, individually and collectively, each of the Lenders from time to time party to the Credit Agreement.

          "Maintenance Program" means an FAA approved maintenance program for
Grantor's Engines and Spare Parts in accordance with the applicable manufacturer's maintenance planning document and maintenance manuals.

          "Rotables" means those Spare Parts that, in accordance with the FARs and the original equipment manufacturer's recommendations, can be repeatedly and economically restored to a serviceable condition over a period approximating or exceeding the life of the flight equipment to which they are related.

          "Secured Obligations" means (a) all obligations of Grantor arising from this Agreement, the Credit Agreement, or any of the other Loan Documents, and (b) all Obligations (as defined in the Credit Agreement).

          "Security Interest" has the meaning specified therefor in Section
2.1(a).

          "Spare Parts" means all appliances and all Rotables, Expendables and other spare parts of whatever nature, whether now owned or hereafter acquired by
Grantor, including any replacements, substitutions or renewals therefore, and accessions thereto, including those Spare Parts of the general type described on and located at the designated locations described on Schedule 1.1(S) attached hereto, as such Schedule may be supplemented from time to time by a Supplemental
Schedule thereto.

          "Supplemental Schedule" means and includes any supplemental schedule now or hereafter executed substantially in the form attached hereto as (i)
Exhibit A for the purpose of supplementing Schedule 1.1(S) hereto to include additional types of spare parts acquired by Grantor or designated locations of
Spare Parts, and (ii) Exhibit B for the purpose of supplementing Schedule 1.1(E)
hereto to include any additional aircraft engine acquired by Grantor.

          "United States" means United States of America.

          "Warranties" means the rights of Grantor under any existing or hereinafter acquired warranty or indemnity, express or implied, regarding title, materials, workmanship, design, or patent infringement or related matters in respect of the Spare Parts.

          1.2. TERMS DEFINED IN THE FEDERAL AVIATION ACT AND THE CODE. Any terms used in this Agreement that are defined in Section 40102 of the Federal Aviation
Act shall be construed and defined as set forth in the Federal Aviation Act unless otherwise defined herein. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the
Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article
9 of the Code shall govern. In the event of an apparent conflict between Section
40102 of the Federal Aviation Act and the Code, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 40102 of the Federal Aviation Act shall control and govern.

          1.3. CONSTRUCTION. Unless the context of this Agreement or any other
Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes"
and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words
"hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this
Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan
Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

          1.4. SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

     2. CREATION OF SECURITY INTERESTS.

          2.1. GRANT OF SECURITY INTERESTS.

          (a) Grantor hereby unconditionally grants, assigns, and pledges to
Agent, for the benefit of the Lender Group, a continuing security interest in and Lien upon (hereinafter referred to as the "Security Interest") all of
Grantor's right, title, and interest in and to any and all currently existing and hereafter acquired or arising Collateral, in order to secure the payment and performance when due of all of the Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor to
Agent, the other members of the Lender Group, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an
Insolvency Proceeding involving Grantor.

          (b) Anything contained in this Agreement to the contrary
notwithstanding, the term "Collateral", as used in this Agreement, shall not include:

               (i) any rights or interest in any contract, lease, permit, license, charter, or license agreement covering real or personal property of
Grantor if (A) under the terms of such contract, lease, permit, license, charter, or license agreement, or applicable law with respect thereto, the grant of a security interest or Lien therein or collateral assignment of rights, warranties or interests therein, requires the consent of the other party to such contract, lease, permit, license, charter or license agreement or is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter, or license agreement, and (B) such prohibition has not been waived or the consent thereto of the other party to such contract, lease, permit, license, charter, or license agreement has not been obtained; provided, that the foregoing exclusion (1) shall not apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the Code or other applicable law, (2) shall not apply when such prohibition is no longer in effect, and (3) shall not limit, impair, or otherwise affect the Agent's continuing security interests in and Liens upon any rights or interests of
Grantor in or to (a) monies due or to become due under any described contract, lease, permit, license, charter, or license agreement (including any Accounts), or (b) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, or license agreement; or

               (ii) any aircraft engines or spare parts (and any accessions, fixtures, and attachments thereto) that are purchased or acquired with proceeds of, and subject to a Lien in favor of the provider of, Permitted Purchase Money
Indebtedness to the extent that (A) the contract for such Permitted Purchase
Money Indebtedness expressly prohibits the valid grant of a security interest or
Lien (other than the security interest or Lien securing such Permitted Purchase
Money Indebtedness) on such aircraft engines or spare parts (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money Indebtedness has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect the Agent's continuing security interests in and Liens upon any rights or interests of Grantor in or to any proceeds, substitutions, or replacements of such aircraft engines or spare parts (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Permitted Purchase Money
Indebtedness.

          (c) The Security Interest in the Collateral granted herein shall attach to all Collateral without further act on the part of Agent, any Lender, or Grantor. Except as expressly set forth in this Agreement, the Credit
Agreement, or any other Loan Document, Grantor does not have any authority, express or implied, to assign, transfer, lease, exchange, pool or otherwise dispose of any item or portion of the Collateral or interest therein.

          (d) Concurrently with the acquisition of any aircraft engine or spare part (other than any aircraft engine or spare part excluded from the definition of "Collateral" pursuant to Section 2.1(b)(ii)), Grantor shall execute and deliver, in form for recordation, all applicable Supplemental Schedules with respect to such Collateral.

          2.2. SECURITY INSTRUMENTS; FURTHER ASSURANCES. Grantor shall perform, or shall cause to be performed, at its sole expense, upon the request of Agent, each and all of the following:

          (a) record, register and file this Agreement and any Supplemental
Schedule, as well as such notices, financing statements, or other documents or instruments as may, from time to time, be requested by Agent to fully carry out the intent of this Agreement, with: (i) the FAA Registry in Oklahoma City,
Oklahoma, United States; and (ii) the location of Grantor as the term "location"
is defined in Section 9-307 of the Code; and (iii) such other Governmental
Authorities as may be determined by Agent to be necessary or advisable in order to establish, confirm, maintain or perfect the Security Interest and Lien created hereunder, as a legal, valid, and binding first priority security interest and Lien upon the Collateral in favor of Agent, including if applicable in connection with the Cape Town Convention;

          (b) furnish to Agent evidence of every such recordation, registration and filing; and

          (c) execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as Agent determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the Security Interest and Lien created hereunder, including: (i) any and all acts and things which may be reasonably requested by Agent with respect to complying with or remaining subject to the FARs, or the laws and regulations of any of the various states or countries in which any Engines or the Spare Parts are or may fly over, operate in, or become located in; and (ii) defending the title of Grantor to and the
Security Interest of Agent on the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every party claiming an interest therein contrary or adverse to Grantor's title to and the Security
Interest of Agent on same.

          2.3. OPINION OF COUNSEL. Promptly following the execution and delivery of this Agreement (and, thereafter, promptly following the execution and delivery of a Supplemental Schedule), Grantor shall furnish an opinion of
Daugherty, Fowler, Peregrin and Haught Professional Corporation or other qualified counsel in Oklahoma City, Oklahoma reasonably acceptable to Agent, in form and substance reasonably satisfactory to Agent, that this Agreement (or, promptly following the execution and delivery of a Supplemental Schedule, that this Agreement as supplemented by such Supplemental Schedule) is in recordable form and has been filed for recordation with the FAA in accordance with the
Federal Aviation Act and creates a duly perfected first priority security interest in favor of the Agent in the portion of the Collateral for which a security interest can be perfected by such filing with the FAA in favor of Agent and no other Liens are of record with the FAA with respect to the Collateral.

          2.4. AGENT APPOINTED POWER OF ATTORNEY. Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, at such time as an Event of
Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any
Collateral of Grantor; (b) to receive and open all mail addressed to Grantor and to notify postal authorities to change the address for the delivery of mail to
Grantor to that of Agent; (c) to receive, indorse, and collect any drafts or other instruments, documents, negotiable collateral or chattel paper; (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable to enforce the rights of Agent with respect to any of the Collateral; (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to
Grantor; (f) to use any labels, patents, trademarks, trade names, domain names, industrial designs, copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Collateral and
(g) to make recordations, registrations and other filings and take other actions with or in respect of the FAA or any other Governmental Authority. To the extent permitted by law, Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

          2.5. RELEASE OF FAA MORTGAGE RECORDATIONS. So long as no Overadvance is outstanding or would result therefrom, upon written notice by Grantor to
Agent of a sale by Grantor of an Engine or a Spare Part that constitutes
Collateral that is expressly permitted under the Credit Agreement, at Grantor's expense, Agent will execute and deliver a release of Agent's Lien and Security
Interest on such Engine or such Spare Part, as applicable, suitable for recordation with the FAA (an "FAA Release"), in form and substance satisfactory to Agent, provided that such sale is expressly permitted by the Credit Agreement or otherwise expressly consented to in writing by Agent in accordance with the
Credit Agreement. Nothing contained in this Section 2.5 shall relieve Grantor in any respect of Grantor's obligation under this Agreement or the Credit Agreement to remit to Agent proceeds from the sale of Collateral as required by this
Agreement or the Credit Agreement.

          2.6. INSTALLATION OF SPARE PARTS ON AND REMOVAL OF SPARE PARTS FROM AN
AIRCRAFT OR ENGINE. So long as no Overadvance is outstanding or would result therefrom, Grantor may, at any time and at its own cost and expense, incorporate or install in or attach to an aircraft, an aircraft engine or a flight simulator, any Spare Part that constitutes Collateral to replace any Spare Part removed from such aircraft, aircraft engine or flight simulator for any reason whatsoever. So long as no Overadvance is outstanding or would result therefrom,
Grantor may also from time to time and in accordance with normal practices in the commercial airline industry, add any Spare Part that constitutes Collateral to an aircraft, an aircraft engine or a flight simulator for the purposes of making an addition or modification thereto without removing a Spare Part from such aircraft, aircraft engine or flight simulator or may remove a Spare Part from an aircraft, an engine or a flight simulator without replacing such Spare
Part with another Spare Part. Immediately upon a Spare Part that constitutes
Collateral becoming incorporated or installed in or attached to such aircraft, aircraft engine or flight simulator, such Spare Part (including all warranties, insurances, leases, proceeds, manuals, technical records and other intangible rights with respect thereto) so incorporated or installed in or attached to such aircraft, aircraft engine or flight simulator shall, without further act, cease to be part of the Collateral and shall not be subject to this
Agreement, shall be released from and no longer be subject to the Security
Interest hereof and the Security Interest hereof shall cease to be attached to such Spare Part (including all warranties, insurances, leases, proceeds, manuals, technical records and other intangible rights with respect thereto).
Any Spare Part removed from an aircraft, an aircraft engine or a flight simulator shall without further act, immediately become a Spare Part and subject to this Agreement and the Security Interest hereof shall, and shall be deemed to, attach to such removed Spare Part unless such Spare Part is excluded from the Collateral pursuant to Section 2.1(b)(ii); provided that such Spare Part shall not be deemed an Eligible Spare Part unless and until such Spare Part satisfies all criteria of the definition of "Eligible Spare Parts" set forth in the Credit Agreement.

     3. REPRESENTATIONS AND WARRANTIES.

     By executing and delivering this Agreement, and continually thereafter
(except to the extent any of the following representations or warranties by their terms relate only to a particular prior date) until each and all of the
Secured Obligations have been fully paid and performed, Grantor hereby represents and warrants to Agent as follows:

          3.1. TITLE TO COLLATERAL. As of the date hereof, Schedule 1.1(S) lists all spare parts in which Grantor has an interest as to which a "conveyance" (as defined in 14 C.F.R. ss. 49.17 or any successor or similar regulation) is eligible for recording with the FAA pursuant to 14 C.F.R. ss.ss. 49.51 and 49.52 or any successor or similar regulation. Grantor owns and will own legally and beneficially all right, title and interest in and to the Collateral, and holds and will hold good and marketable title to, the Engines and Spare Parts free of all Liens (other than (x) Agent's Lien, in the case of Collateral at any time designated as Eligible Spare Parts or (y) Permitted Liens, in the case of other
Collateral, Engines, or Spare Parts).

          3.2. PERFECTED FIRST PRIORITY SECURITY INTEREST. Upon the filing and recordation of this Agreement (and, if applicable, any Supplemental Schedule)
with the FAA, Agent shall have a first priority perfected security interest in that portion of the Collateral in which perfection is governed by the Federal
Aviation Act and the FARs (other than Permitted Liens in the case of Collateral that is not designated as Eligible Spare Parts). Grantor further represents and warrants that, other than the filing of a financing statement in the State of organization of Grantor and the recordation of this Agreement (and, if applicable, any Supplemental Schedule) with the FAA, the execution, delivery, and performance by Grantor of this Agreement, and the creation and perfection of the Security Interest in favor of Agent hereunder against Grantor and all other
Persons, do not and will not require any registration, recordation or other filing with, or consent, or approval of, or notice to, or other action with or by, any Governmental Authority.

          3.3. COMPLIANCE. With respect to Spare Parts, Grantor makes the representations and warranties which are set forth in Section 4.3 of the Credit
Agreement. With respect to Engines, Grantor hereby represents and warrants that
(a) each Engine is of good and merchantable quality, free from material defects
(except for repairable damage that will be repaired in the ordinary course of
Grantor's business), serviceable in accordance with Grantor's

Maintenance Program in good operating condition and ready for immediate use or operation in accordance with Grantor's Maintenance Program and has all serviceability tags applicable thereto and all related applicable back to birth records and all other documents required by Grantor's Maintenance Program; (b)
Grantor possesses all necessary certificates, permits, rights, authorizations, concessions, and consents which are material to the maintenance, installation, operation, use or sale of each Engine, and (c) Grantor maintains all Engines, and the books and records with respect thereto, in compliance with the requirements of applicable law.

          3.4. SPARE PARTS. Except as otherwise permitted by the Credit
Agreement, all Spare Parts that constitute Collateral are and will be maintained by the Grantor only at the locations listed on Schedule 1.1(S).

          3.5. SECTION 1110 OF THE BANKRUPTCY CODE. With respect to the Engines and Spare Parts that constitute Collateral first placed into service after
October 22, 1994, Agent is entitled to the benefits of Section 1110 of the
Bankruptcy Code in connection with the exercise of its remedies under this
Agreement in respect of all such Engines with Spare Parts constituting an
"aircraft engine," "propeller," "appliance" or "spare part" as such terms are defined in Section 40102 of the Federal Aviation Act. Except as specifically designated in Schedule 1.1(E) or Schedule 1.1(S) hereto, all Engines and Spare
Parts that constitute Collateral were first placed in service after October 22,
1994.

     4. COVENANTS.

     Until each and all of the Secured Obligations have been fully paid and performed, Grantor hereby covenants and agrees as follows:

          4.1. COMPLIANCE WITH LAWS. Grantor shall neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary to any applicable statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral. Grantor shall comply with the requirements of Section 5.10 of the Credit Agreement.

          4.2. MAINTENANCE AND REPAIR.

          (a) During the effectiveness of this Agreement, Grantor shall, at its sole expense, do or cause to be done each and all of the following:

               (i) maintain and keep the Engines and Spare Parts in as good operating condition and repair as such Engines and Spare Parts are on the date of this Agreement (ordinary wear and tear excepted and, other than with respect to Eligible Spare Parts, ordinary course damage and economic obsolescence excepted); and

               (ii) maintain and keep the Engines and any Spare Parts in good order and repair and airworthy and serviceable condition in accordance with the requirements of each of the manufacturers' manuals, mandatory service bulletins, each of the manufacturers' nonmandatory service bulletins which relate to airworthiness, Grantor's Maintenance Program, and otherwise as necessary, so as to keep such Engines and Spare Parts in such condition as they were when subjected to this Agreement (ordinary wear and tear excepted and, other than with

                                       10

respect to Eligible Spare Parts, ordinary course damage and economic obsolescence excepted); and

               (iii) without limiting the foregoing, cause to be performed, in respect of all Engines and Spare Parts, all applicable mandatory airworthiness directives, FARs, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this
Agreement.

          (b) Grantor shall be responsible for all required inspections of all
Engines and all Spare Parts in accordance with all applicable FAA and other governmental requirements.

          (c) All inspections, maintenance, modifications, repairs and overhauls of the Engines and the Spare Parts shall be performed by personnel authorized by the FAA to perform such services, and in conformance with 14 C.F.R. ss. 49.43 or any successor or similar regulation.

          (d) If any aircraft component, appliance, accessory, instrument, equipment or part of any Engine or any Spare Part that constitutes Collateral shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards or maintenance and other provisions set forth in this Agreement, Grantor shall:

               (i) install on such Engine or Spare Part, as applicable, such items of the same type in temporary replacement of those then installed on the
Engine or such Spare Part, pending overhaul or repair of the unsatisfactory item; provided, however, that (A) such replacement items must be in such a condition as to be permissible for use upon the Engine or such Spare Part in accordance with the standards for maintenance and other provisions set forth in this Agreement, and (B) Grantor must, at all times, retain unencumbered title to any and all items temporarily removed except for the Security Interest of Agent and Permitted Liens; or

               (ii) install on such Engine or Spare Part such items of the same type in permanent replacement of those then installed on such Engine or Spare
Part; provided, however, that (A) such replacement items, if the item itself, or if the Engine or Spare Part to which it relates, is described in any Borrowing
Base Certificate, must be new or be fully overhauled in accordance with the requirements of the Loan Documents with "zero time" of operation since the completion of such overhaul, and, in all cases, in such condition as to be permissible for use upon such Engine or Spare Part in accordance with the standards for maintenance and other provisions set forth in this Agreement, and
(B) Grantor must first comply with each of the requirements of Section 4.2(e)
hereof.

          (e) In the event that during the effectiveness of this Agreement,
Grantor shall be required or permitted to install upon any Collateral constituting an Engine or Spare Part any components, appliances, accessories, instruments, aircraft engines, equipment or spare parts, in permanent replacement of those then installed on such Collateral constituting an Engine or
Spare Part, Grantor may do so provided that, in addition to any other requirements provided for in this Agreement:

               (i) Agent is not divested of its first priority Security Interest in any item removed from the Collateral constituting an Engine or Spare Part as a result thereof and

                                       11

(other than Permitted Liens) no such removed item shall be or become subject to the Lien, security interest or claim of any person except Agent; and

               (ii) Every installed item shall continue to be subject to the
Security Interest and Lien of Agent, and each of the provisions of this
Agreement, and each such item shall remain so encumbered and so subject.

          (f) In the event that any component, appliance, accessory, instrument, equipment or part installed upon the Engines or the Spare Part, is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to such Engines or Spare Part, as the case may be.

          (g) All Engines and Spare Parts shall (i) have been manufactured in accordance with 14 C.F.R. ss. 21.305 or any successor or similar regulation, and
(ii) be new (except for Rotables which have been overhauled as provided in the
Loan Documents with full traceability or are in the process of overhaul). All
Engines and Eligible Spare Parts, at all times have all serviceability tags with full traceability (including back-to-back records if not new) applicable thereto and all other related documents required by Grantor's Maintenance Program.

          4.3. INSURANCE.

          (a) Grantor shall comply with all insurance requirements set forth in the Credit Agreement and, upon the acquisition of any Engines after the date hereof that constitute Collateral, those additional insurance requirements deemed appropriate by Agent.

          (b) Grantor shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained under the
Credit Agreement or other Loan Documents or for any purpose excepted or exempted from or contrary to such insurance policies, nor do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

          4.4. TAXES. Cause all assessments and taxes (other than assessments or taxes in de minimis amounts) due or payable by, or imposed, levied, or assessed against any of the Collateral to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest.

          4.5. REGISTRATION. Grantor is and shall continue to be an air carrier certificated under Section 44705 of the Federal Aviation Act and has and shall maintain in full force and effect an air carrier operating certificate issued pursuant to Chapter 447 of the Federal Aviation Act to operate aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo and an air carrier operating certificate under Part 121 of the FARS.

          4.6. [INTENTIONALLY OMITTED]

          4.7. EVENT OF LOSS. Grantor hereby assumes and shall bear the entire risk of any Event of Loss or other loss, theft, destruction of or damage to all or any part of any Engine

                                       12

or Spare Part. Grantor shall promptly notify Agent in writing of any Event of
Loss or of any damage to or loss, theft or destruction of any Collateral which does not constitute such an Event of Loss but having a cost of repair or replacement of in excess of $1,000,000 which notice shall include the cost of repair in the event of damage such Collateral. Grantor shall promptly cause any such damage or destruction to be repaired in accordance with the FARs and the manufacturer recommendations.

          4.8. INDEMNIFICATION.

          (a) Grantor agrees to be liable for, pay for and indemnify, defend and hold harmless, on demand, Agent and each of the Lenders and each of their successors and assigns and each of any of their officers, directors, shareholders, partners, members, employees, agents and other representatives
(each an "indemnitee") from and against any and all claims, proceedings, lawsuits, losses, liabilities, obligations, damages judgments, fees, penalties or fines (whether criminal or civil), reasonable costs and expenses (including reasonable attorneys fees and including reasonable attorneys fees incurred to enforce this Agreement, including this indemnity) of any kind or nature whatsoever, including if arising or resulting from strict liability or any negligence on the part of any indemnitee, incurred or suffered by any indemnitee and arising out of or resulting from Agent's rights herein or in the Collateral or the manufacture, ownership, repair, maintenance, overhaul, refurbishment, modification, leasing, storage, condition, design, infringement, use, purchase, sale, leasing, pooling, exchange, operation or possession by Grantor or any other Person of any Collateral or any aircraft or aircraft engine in which any
Collateral is installed or used, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this
Agreement and the Credit Agreement and the repayment of the Secured Obligations.

          (b) Grantor shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the custody, preservation, use or operation of, or, upon an
Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan
Documents, (ii) the exercise or enforcement of any of the rights of Agent hereunder or (iii) the failure by Grantor to perform or observe any of the provisions hereof.

          4.9. LOCATION OF THE SPARE PARTS; RECORDS; DISPOSITIONS. Except as
otherwise permitted by the Credit Agreement, Grantor shall maintain all Spare
Parts at only the locations specified in Schedule 1.1(S) hereto, and shall otherwise comply with Section 5.17 of the Credit Agreement as if such Grantor were a party thereto.

          4.10. SECTION 1110. With respect to Engines and Spare Parts that constitute Collateral first placed into service after October 22, 1994, Grantor acknowledges and agrees that the Security Interest created in favor of Agent under this Agreement entitles Agent, for the benefit of the Lender Group, to all of the benefits of Section 1110 of the Bankruptcy Code with respect to all such
Engines and Spare Parts constituting an "aircraft engine," "propeller,"
"appliance" or "spare engine," as such terms are defined in Section 40102 of the
Federal Aviation Act. Grantor will take such further actions, including the execution and delivery of

                                       13

such additional agreements and other documents as may, in the reasonable opinion of Agent, be advisable to provide Agent with the benefits of Section 1110 of the
Bankruptcy Code. Grantor shall ensure that except as otherwise disclosed on
Schedule 1.1 hereto, all Spare Parts that constitute Collateral shall have been first placed in service after October 22, 1994.

          4.11. RECOGNITION OF RIGHTS AGREEMENT.

          Grantor shall obtain from each owner, lessor, mortgagee, conditional vendor, secured party or other holder of an interest in any airframe on which an
Engine that constitutes Collateral is installed a "Recognition of Rights
Agreement" in a form and substance reasonably acceptable to Agent, or the applicable lease, mortgage, conditional sale agreement, security agreement or other instrument shall contain an effective agreement in favor of Agent with respect to each such Engine, reasonably acceptable to Agent, to the effect of such Recognition of Rights Agreement.

     5. EVENTS OF DEFAULT.

          The occurrence of an Event of Default (as defined in the Credit
Agreement) shall each constitute an "Event of Default" under this Agreement.

     6. AGENT'S RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default:

          6.1. RIGHTS AND REMEDIES.

          (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, Grantor expressly agrees that, in any such event,
Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may enter onto any premises of Grantor and take immediate possession of all or any portion of the Collateral and (i) require Grantor to, and Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the
Collateral as directed by Agent and make it available to Agent at one or more locations where Grantor regularly maintains such Collateral, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of
Section 9-611 of the Code. Agent shall not be obligated to make any sale of
Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may,

                                       14

without further notice (except as may be required by law), be made at the time and place to which it was so adjourned.

          (b) Agent may, in its sole discretion, from time to time, at the expense of Grantor make all such expenditures for the payment of taxes, insurance, storage and other expenses related to the Collateral and for remarketing, maintenance, modifications, refurbishments, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper. In each such case, Agent shall have the right to maintain, use, operate, store, lease, control or manage the Collateral and to exercise all rights and powers of Grantor relating to the Collateral in connection therewith, as Agent shall deem appropriate, including the right to enter into any and all such agreements with respect to the maintenance, modification, refurbishment, insurance, use, operation, storage, leasing, control, management or disposition of the Collateral or any part thereof as Agent may determine; and Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof. Grantor shall pay on demand, and any such tolls, rents, revenues, issues, income, products and profits may be applied to pay, all expenses incurred by Agent in connection with the foregoing and any and all other expenses of possession, use, operation, storage, leasing, control, management or disposition of the
Collateral, and of all maintenance, modification, refurbishment, repairs, replacements, alterations, additions and improvements, and all payments which
Agent may be required or may elect, to make, if any, for Taxes, insurance, storage or other charges assessed against or otherwise imposed upon the exercise of any rights under any of the Loan Documents or the Collateral or any part thereof (including the employment of agents for the remarketing of the Aircraft for sale or lease, and appraisers, technicians, engineers and accountants to examine, inspect and make reports upon the properties and books and records of
Grantor), and all other payments which Agent or any Lender may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of Agent, and of all Persons engaged or employed by Agent.

          (c) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by Grantor or with respect to which Grantor has rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of
Agent.

          (d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the
Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured
Obligations in full, Grantor shall remain liable for any such deficiency.

          (e) Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction and agrees that if an Event of Default shall occur
Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have

                                       15

the right to the appointment of a receiver for the properties and assets of
Grantor, and Grantor hereby consents to such rights and such appointment and hereby waives any objection Grantor may have thereto or the right to have a bond or other security posted by Agent.

          6.2. REMEDIES CUMULATIVE. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

          6.3. MARSHALING. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

     7. WAIVERS; LIABILITY.

          7.1. DEMAND; PROTEST; ETC. To the extent permitted by law, Grantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Agent on which
Grantor may in any way be liable.

          7.2. AGENT'S LIABILITY FOR COLLATERAL. So long as Agent complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause;
(c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, except in the case of each of clauses (a), (b), (c) and (d) above, for any liability resulting from the gross negligence or willful misconduct of Agent as finally determined by a court of competent jurisdiction. All risk of loss, damage, or destruction of the Collateral shall be borne by Grantor. The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in the Code,
Agent shall not have any duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against prior parties or any other Persons with respect to any Collateral.

                                       16

     8. NOTICES.

          All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Credit
Agreement and all notices and other communications hereunder to Grantor shall be in writing and shall be mailed, sent or delivered in care of Parent in accordance with the Credit Agreement.

     9. GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE
PERFORMED IN THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE VALIDITY OR
PERFECTION OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY COPYRIGHT
COLLATERAL ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF NEW YORK
LAW SHALL NOT BE DEEMED TO DEPRIVE AGENT OF SUCH RIGHTS AND REMEDIES AS MAY BE
AVAILABLE UNDER FEDERAL LAW.

     10. CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE.

          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE
BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF
THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY
EXECUTION AND DELIVERY OF THIS AGREEMENT, GRANTOR HEREBY IRREVOCABLY ACCEPTS IN
RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE
AFORESAID COURTS. GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND
ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR
PROCEEDING BROUGHT IN THE UNITED STATES ARISING OUT OF OR IN CONNECTION WITH
THIS AGREEMENT BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE
PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO GRANTOR, C/O PARENT, AT THE
PARENT'S ADDRESS FOR NOTICES AS SET FORTH IN SECTION 11 OF THE CREDIT AGREEMENT.
GRANTOR AGREES THAT A FINAL NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION OR
PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY
SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN
SHALL AFFECT THE RIGHT OF AGENT AND THE LENDERS TO SERVE PROCESS IN ANY OTHER
MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED
AGAINST GRANTOR IN ANY OTHER JURISDICTION. GRANTOR HEREBY EXPRESSLY AND
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH
IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH
LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY
SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT
GRANTOR HAS OR

                                       17

HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY
LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT,
ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS
PROPERTY, GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS
OBLIGATIONS UNDER THIS AGREEMENT.

     11. WAIVER OF JURY TRIAL, ETC.

          GRANTOR AND AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT,
OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT
DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR
ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS
AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE
TRIED BEFORE A COURT AND NOT BEFORE A JURY. GRANTOR CERTIFIES THAT NO OFFICER,
REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT, OR ANY LENDER HAS REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY
ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.
GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR
AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

     12. GENERAL PROVISIONS.

          12.1. EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Grantor and accepted and executed by Agent.

          12.2. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns;
provided, however, that Grantor may not assign this Agreement or any rights or duties hereunder without prior written consent of Agent and Lenders and any prohibited assignment shall be absolutely void. No consent to an assignment by
Agent and Lenders shall release Grantor from its Secured Obligations. On behalf of Agent and Lenders, Agent may assign this Agreement and its rights and duties hereunder in accordance with the Credit Agreement and no consent or approval by
Grantor is required in connection with any such assignment.

          12.3. INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, Lenders, or
Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                                       18

          12.4. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          12.5. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties to this Agreement. The foregoing notwithstanding, Agent may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Security Agreement shall be deemed to be incorporated herein by this reference.

          12.6. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Agent, all Security Interests hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any of the Secured
Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents, any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any of the Loan
Documents or any other agreement or instrument relating thereto;

          (b) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any Loan
Document; or

          (c) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Grantor.

          12.7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          12.8. TERMINATION; RELEASE. Subject to Section 12.9, when the Secured
Obligations have been indefeasibly paid and performed in full in immediately available funds, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of the Commitments shall have expired or been irrevocably terminated, this Agreement shall terminate and all rights in the Collateral shall revert to Grantor. Agent, at the request and sole expense of Grantor, will promptly execute and deliver to
Grantor the necessary

                                       19

instruments (including Uniform Commercial Code termination statements)
acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to Grantor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral as may be in possession of Agent and has not theretofore been disposed of, applied or released.

          12.9. REINSTATEMENT; CERTAIN PAYMENTS. If any claim is ever made upon
Agent or any Lender for repayment or recovery of any amount or amounts received by Agent or such Lender in payment or on account of any of the Secured
Obligations, Agent or such Lender shall give prompt notice of such claim to, as applicable, Agent, Lender and Grantor, and if Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by Agent or such Lender with any such claimant, then and in such event
Grantor agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any
Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Agent or such Lender.

          12.10. SECURITY AGREEMENT. The provisions of this Agreement are supplemental to the provisions of the Security Agreement. In the event of any actual, irreconcilable conflict that cannot be resolved between the Engine and
Spare Parts provisions of the Security Agreement and this Agreement, the provisions of this Agreement shall control and govern.

                            [Signature page follows.]

                                       20

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                      GRANTOR:
                                      --------

                                      HAWAIIAN AIRLINES, INC.,
                                      a Delaware corporation

                                      By: /s/ Stephen Jackson
                                          --------------------------------------
                                          Name:  W. Stephen Jackson
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer

                                      AGENT:
                                      ------

                                      WELLS FARGO FOOTHILL, INC.,
                                      a California corporation

                                      By: /s/ Anna M. Suarez
                                          --------------------------------------
                                          Name: Anna M. Suarez
                                          Title: Vice President - Underwriting

                                       S-1

                                 SCHEDULE 1.1(S)
                                 ---------------

                                   SPARE PARTS

Spare Part Types
----------------

Spare Part Locations
--------------------

                                 SCHEDULE 1.1(E)
                                 ---------------

                                     ENGINES

None.

                                    EXHIBIT A

                              SUPPLEMENTAL SCHEDULE

          SUPPLEMENTAL SCHEDULE NO. _____________, dated as of______________,
____, by ______________________________ ("Grantor") in favor of and WELLS FARGO
FOOTHILL, INC., a California corporation, in its capacity as arranger and administrative agent for the Lender Group defined in the Engine and Spare Parts
Security Agreement defined below (in such capacity, together with its successors, if any, in such capacity, "Agent").

          Grantor has heretofore executed that certain Engine and Spare Parts
Security Agreement in favor of Agent, dated as of June 2, 2005 (the "Engine and
Spare Parts Security Agreement"), recorded with the Federal Aviation
Administration on ______________________, 20__ with Conveyance No. ________. The
Engine and Spare Parts Security Agreement contemplates the execution and delivery from time to time of Supplemental Schedules to Schedule 1.1(S) of the
Engine and Spare Parts Security Agreement by Grantor in favor of Agent thereto for the purpose of subjecting to the Lien of the Engine and Spare Parts Security
Agreement additional Spare Parts.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Engine and Spare Parts Security Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees as follows:

          (a) Grantor hereby grants to Agent a continuing, first priority
Security Interest in and Lien upon, and Schedule 1.1(S) of the Engine and Spare
Parts Security Agreement is hereby amended to add thereto, the following Spare
Parts:

Spare Part Types
----------------

Spare Part Locations
--------------------

          (b) This Supplemental Schedule and its terms are hereby incorporated by reference into the Engine and Spare Parts Security Agreement.

          (c) This Supplemental Schedule is being delivered in the State of New
York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

                            [signature pages follow]

                                                HAWAIIAN AIRLINES, INC.,
                                                a Delaware corporation

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:

                                       -2-

                                    EXHIBIT B

                              SUPPLEMENTAL SCHEDULE

          SUPPLEMENTAL SCHEDULE NO. _____________, dated as of______________,
____, by ______________________________ ("Grantor") in favor of and WELLS FARGO
FOOTHILL, INC., a California corporation, in its capacity as arranger and administrative agent for the Lender Group defined in the Engine and Spare Parts
Security Agreement defined below (in such capacity, together with its successors, if any, in such capacity, "Agent").

          Grantor has heretofore executed that certain Engine and Spare Parts
Security Agreement in favor of Agent, dated as of June 2, 2005 (the "Engine and
Spare Parts Security Agreement"), recorded with the Federal Aviation
Administration on ______________________, 20__ with Conveyance No. ________. The
Engine and Spare Parts Security Agreement contemplates the execution and delivery from time to time of Supplemental Schedules to Schedule 1.1(E) of the
Engine and Spare Parts Security Agreement by Grantor in favor of Agent thereto for the purpose of subjecting to the Lien of the Engine and Spare Parts Security
Agreement additional Engines.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Engine and Spare Parts Security Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees as follows:

          (a) Grantor hereby grants to Agent a continuing, first priority
Security Interest in and Lien upon, and Schedule 1.1(E) of the Security
Agreement is hereby amended to add thereto, the following Engines:

--------------------------------------------------------------------------------
                         Engine
                         Manufacturer's       Engine            Engine
[Engine Manufacturer     Serial No.           Model No.         Location]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (b) This Supplemental Schedule and its terms are hereby incorporated by reference into the Security Agreement.

          (c) This Supplemental Schedule is being delivered in the State of New
York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

                            [signature pages follow]

                                               HAWAIIAN AIRLINES, INC.,
                                               a Delaware corporation

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                       -2-